Semiannual Report as of June 30, 2001

Evergreen
                Variable Annuity Trust
                         VA Foundation Fund

The First Family of Mutual Funds

Table of Contents

Letter to Shareholders	1	Statement of Assets and Liabilities	13
Fund at a Glance	3	Statement of Operations	14
Portfolio Manager Interview	4	Statement of Changes in Net Assets	15
Financial Highlights	6	Notes to Financial Statements	16
Schedule of Investments	7

Letter to Shareholders

August 2001

William M. Ennis President and CEO	Dennis H. Ferro Chief Investment Officer

Dear Evergreen Shareholders,

We are pleased to provide the Evergreen Variable Annuity Trust semiannual report, which covers the six-month period ended June 30, 2001.

Equity Markets Struggle in Uncertain Economy

We began 2001 with the word “recession” looming like a distant dark cloud. As the year 2000 came to a close, economists warned that the economy was slowing rapidly and that the Federal Reserve Board needed to aid a faltering economy. In the middle of December, the futures markets expected three 25 basis point rate cuts by September of this year, to bring the Fed Funds rate to 5.75%. An accommodative Federal Reserve has far surpassed that mark, beginning with a surprise intermeeting rate cut while we were putting away our New Year’s party hats in early January. Five others joined that first rate cut so far this year, landing the Fed Funds rate at 3.25%, with projections holding steady for at least one more cut to come.

The activity in the financial markets over the first half of 2001 can largely be represented by a game of Chutes and Ladders. So far this year, as one index, sector, or individual stock began to climb up the ladder of gains, it fell right back down the chute into negative territory.

A steady barrage of negative earnings warnings battered the equity market. The technology-laden NASDAQ led the declines, posting its worst ever first quarter performance of –25.5%. The Dow Jones Industrial Average and the S&P 500 followed suit, with losses of –1.85% and –6.70%, respectively. Various factors contributed to the deterioration of the indexes. Fears that declines in the Japanese stock market might cause Japanese banks to default, worried markets around the world, and the yen dropped to a 20-monthlow against the dollar. Most major industry sectors posted negative total returns for the quarter. Technology, capital goods, and healthcare were hit the hardest in the sell-off, while consumer discretionary and transportation were the only sectors that managed to produce positive gains. Most foreign equity markets also suffered sharp setbacks due to disappointing earnings news and growing fears of a spreading growth recession in the U.S.

In the Chutes and Ladders fashion, the market turned around performance in the second quarter. After a difficult first quarter, April provided a welcome reprieve for investors. However, in keeping with the “what goes up must come down” pattern, the U.S. equity market failed to repeat its spectacular April performance in May. The market began the month brimming with optimism, looking past the expected plunge in earnings and lack of visibility for most companies. But, by the final week of the month, negative warnings from high profile companies began to take their toll on market sentiment, triggering a sharp sell-off that wiped out much, if not all, of the prior month’s gains.

Despite the ongoing weakness of the equity market, we remain cautiously optimistic regarding its prospects longer term. Favorable demographics and supportive monetary and fiscal policies are substantial long-term reasons for our optimism. In the shorter-term, we should see a bottoming in year-over-year profits growth in the second quarter releases as comparisons get easier for corporate America.

Fixed Income Investments Offer Reprieve from Volatile Equity Markets

Bonds outperformed stocks again during the first quarter, continuing the trend from 2000. In response to the 150 basis points of cuts from the Federal Reserve, yields on short and intermediate maturity Treasuries fell. The Lehman Brothers Aggregate Bond and Lehman Brothers Government/Credit Indexes returned 3.62% and 3.51%, respectively. The intermediate bond sector posted the best performance for the quarter. Yields on short–intermediate Treasuries fell as much as 90 basis points during the quarter. By contrast, Treasury bond yields were flat to slightly higher, on concern that a tax cut could result in a reduction of the

Letter to Shareholders(continued)

Treasury buy back program and a reversal of the current easy monetary policy and tight fiscal policy mix over the long term. Despite record new-issue supply and a weak corporate earnings outlook, the corporate sector posted the best total return of the major sectors.

The prospect of a rebound of economic activity later this year or early in 2002 in response to the tax cut and aggressive easing of monetary policy should keep yields on Treasury notes and bonds range-bound until inflation news turns decisively better. Corporate and mortgage securities, on the other hand, are still very attractively priced with yield spreads extremely wide by historical standards. Consequently, our fixed income strategy continues to target a neutral duration posture and limited exposure to Treasury securities to take advantage of generous yields and opportunities for capital appreciation offered by corporate and mortgage securities.

The Importance of Diversification

An environment like the past six months offers many reasons for building a diversified portfolio rather than trying to predict the market’s movements. Diversification provides exposure to many different opportunities while reducing the risk of any single investment or strategy.

We invite you to visit our enhanced website, www.EvergreenInvestments.com, for more information about Evergreen Funds. Thank you for your continued investment in Evergreen Funds.

Sincerely,

William M. Ennis
President & CEO
Evergreen Investment Company, Inc.

Dennis H. Ferro
Chief Investment Officer
Evergreen Investment Management Company

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Foundation Fund
Fund at a Glance as of June 30, 2001

“We believe the outlook should
brighten going forward if the
Federal Reserve is successful in its
policy of easing interest rates to
stimulate the capital spending and
economic growth.”

Portfolio
Management

Jean C. Ledford, CFA Tenure: August 1999	Richard S. Welsh, CFA Tenure: August 1999

PERFORMANCE & RETURNS1

Portfolio Inception Date:	3/1/1996

6 month return	–7.59%

Average Annual Returns

1 year	–11.27%

5 years	9.49%

Since Portfolio Inception	9.01%

6-month income dividends per share	$0.00

LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen VA Foundation Fund1 versus a similar investment in the Standard & Poor’s 500 Index (S&P 500), the Lehman Brothers Government/Credit Index (LBGCI) and the Consumer Price Index (CPI).

The S&P 500 and LBGCI are unmanaged market indexes which do not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Performance includes the reinvestment of income dividends and capital gains distributions.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

U.S. government guarantees apply only to the underlying securities of the fund’s portfolio and not to the fund’s shares.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

All data is as of June 30, 2001 and subject to change.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Foundation Fund
Portfolio Manager Interview

How did the fund perform?

Evergreen VA Foundation Fund had a total return of –7.59% for the six-month period ended June 30, 2001. During the same period, the Standard & Poor’s 500 Index, a benchmark for large company stock investing, had a return of –6.70%, while the Lehman Brothers Government/Credit Index returned 3.51%.

Portfolio
Characteristics

(as of 6/30/2001)

Total Net Assets	$175,614,719

Number of Holdings	123

P/E Ratio	27.8x

What were the factors that most influenced performance?

The fund began the period with an asset allocation of 65% stocks and 35% bonds. The weak stock market and the relatively large exposure to equities adversely affected performance.

Stocks struggled during the first half of 2001, as investors reacted to declining corporate profits and a slowing economy. In an effort to stimulate capital spending and spur economic growth, the Federal Reserve cut interest rates an unprecedented six times in six months.

Within the stock portfolio, several large positions helped performance, despite the general decline in the equity market. Better performing investments included Microsoft, IBM, AOL Time-Warner, Phillip Morris and Bank America. Each was helped by strong market positions, relatively stable earnings, and direct exposure to surprisingly strong consumer spending. Unfortunately, the impact ofthese investments was more than offset by losses in several large positions: Cisco Systems, EMC, Schering-Plough, AIG and Pfizer.

As an asset class, bonds outperformed stocks during the six-month period ended June 30, 2001. Fixed income investors were encouraged by the Federal Reserve Board’s aggressive behavior, and most sectors of the domestic bond market had positive returns. Corporate bonds, in particular, were strong performers, as the prospect of easier corporate access to credit encouraged investors to seek values in corporate securities that had declined in price late in 2000.

Top 5 Sectors

(as a percentage of 6/30/2001 net assets)

Information Technology	11.3%

Financials	9.9%

Healthcare	9.7%

Consumer Discretionary	7.0%

Industrials	6.3%

Which industry groups helped performance of the stock portfolio, and which industry groups detracted from fund returns?

By industry group, the best-performing areas for the fund, relative to the S&P 500, were utilities, healthcare and basic materials. These groups impacted performance positively versus the S&P 500. Traditional utilities, such as Southern Company, were helped by investors’ preference for yield, stable earnings, and a lack of exposure to the volatile California energy market. Healthcare service providers continued to be the beneficiaries of positive pricing trends, while medical equipment and diversified healthcare companies

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Foundation Fund
Portfolio Manager Interview

such as Johnson & Johnson continued to meet or exceed expectations. Our investment in Alcoa was responsible for the fund’s strong showing in basic materials. Despite intermediate economic concerns, Alcoa’s ability to shut down smelter capacity and resell electricity at higher profits improved the company’s prospects.

However, investments in technology, energy and finance detracted from performance versus the S&P 500 benchmark. Communications equipment manufacturers, such as Lucent and Nortel Networks, were the largest problem in technology, as telecommunication service providers clearly overestimated demand and overbuilt capacity. As a result, the equipment manufacturers missed even the most pessimistic earnings forecasts. The equity portfolio’s greatest relative overweighting was in the energy services industry in the energy sector. Declining oil and gas prices and new contracts that failed to meet high expectations contributed to the underperformance of these stocks. Financial stocks were hurt by weakness in the capital markets and concerns over asset quality in a weakening economy, and underperformed despite the benefits of the Fed easings.

What were your principal strategies during the period?

We increased our allocation to bonds during the six months, from 35% of assets to about 40%. Within the fixed income portfolio, we left strategy unchanged, continuing to invest only in government securities and the highest-rated corporate bonds.

Within the equity portfolio, we maintained our emphasis on investments in companies benefiting from accelerating earnings and revenues. The portfolio underweighted the basic materials and consumer discretionary sectors because we saw no evidence of improvement in their underlying business fundamentals. Despite these problems, the two groups outperformed the S&P 500 as investors showed a willingness to look beyond theimmediate problems and the relatively high stock valuations in these sectors. Further impacting returns was the fund’s positioning in several areas of technology, such as telecommunications equipment providers and enterprise hardware companies. These were areas that had showed the earliest signs of deterioration, and we believed they were likely to show the earliest signs of any upturn in the economy. However, the stocks underperformed as the outlook for corporate profits and capital spending continued to deteriorate.

Top 10 Holdings

(as a percentage of 6/30/2001 net assets)

Microsoft Corp.	2.6%

Pfizer, Inc.	2.1%

General Electric Co.	1.9%

Exxon Mobil Corp.	1.7%

Citigroup, Inc.	1.5%

Intel Corp.	1.3%

Wal-Mart Stores, Inc.	1.2%

International Business Machines Corp.	1.1%

American International Group, Inc.	1.1%

Tyco International, Ltd.	1.1%

What is your outlook?

We believe the outlook should brighten going forward if the Federal Reserve is successful in its policy of easing interest rates to stimulate the capital spending and economic growth. The consumer will be the key, however. If consumers continue to spend optimistically, despite indicators regarding increased uncertainty about employment and consumer confidence, then the Federal Reserve will have been successful and S&P 500 companies will be near their earnings low points, with improving prospects for earnings growth in the future.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Foundation Fund
Financial Highlights

(For a share outstanding throughout each period)

	Six Months Ended June 30, 2001 (unaudited)	Year Ended December 31,

		2000	1999	1998 #	1997 #	1996 (a) #

Net asset value, beginning of period	$14.60	$ 15.70	$ 14.47	$ 13.54	$ 11.31	$ 10.00

Income from investment operations
Net investment income	0.15	0.24	0.28	0.35	0.26	0.16
Net realized and unrealized gains or
losses on securities	(1.26)	(1.01)	1.27	1.07	2.86	1.37

Total from investment operations	(1.11)	(0.77)	1.55	1.42	3.12	1.53

Distributions to shareholders from
Net investment income	0 **	(0.24)	(0.28)	(0.26)	(0.24)	(0.16)
Net realized gains	0	(0.09)	(0.04)	(0.23)	(0.65)	(0.06)

Total distributions	0	(0.33)	(0.32)	(0.49)	(0.89)	(0.22)

Net asset value, end of period	$13.49	$ 14.60	$ 15.70	$ 14.47	$ 13.54	$ 11.31

Total return*	(7.59%)	(4.93%)	10.64%	10.56%	27.80%	15.30%
Ratios and supplemental data
Net assets, end of period (thousands)	$175,615	$187,825	$ 145,566	$78,371	$31,840	$15,812
Ratios to average net assets
Expenses‡	0.92%†	0.92%	0.95%	1.00%	1.01%	1.00%†
Net investment income	2.16%†	1.78%	2.29%	2.44%	2.15%	2.70%†
Portfolio turnover rate	60%	89%	77%	10%	26%	12%

(a)	For the period from March 1, 1996 (commencement of operations) to December 31, 1996.
*	Total return does not reflect charges attributable to your insurance company’s separate account.
**	Amount represents less than $0.01 per Fund share.
†	Annualized.
‡	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
#	Net investment income is based on average shares outstanding during the period.

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Foundation Fund
Schedule of Investments

June 30, 2001 (Unaudited)

	Shares	Value

COMMON STOCKS–57.1%
CONSUMER DISCRETIONARY–7.0%
Hotels, Restaurants & Leisure–0.7%
Carnival Corp., Class A	14,800	$454,360
McDonald’s Corp.	28,600	773,916

		1,228,276

Media–3.1%
AOL Time Warner, Inc. *	52,300	2,771,900
Comcast Cable Communications Corp., Class A *	26,800	1,163,120
Viacom, Inc., Class B *	28,040	1,451,070

		5,386,090

Multi-line Retail–1.5%
Target Corp.	18,400	636,640
Wal-Mart Stores, Inc.	42,030	2,051,064

		2,687,704

Specialty Retail–1.7%
Best Buy Co., Inc. *	11,200	711,424
Home Depot, Inc.	31,900	1,484,945
Lowes Companies, Inc.	10,200	740,010

		2,936,379

CONSUMER STAPLES–3.6%
Beverages–1.4%
Anheuser Busch Companies, Inc.	10,900	449,080
Coca Cola Enterprises, Inc.	26,900	439,815
Coca-Cola Co.	22,900	1,030,500
PepsiCo., Inc.	14,040	620,568

		2,539,963

Food & Drug Retailing–0.5%
Safeway, Inc. *	16,900	811,200

Food Products–0.8%
General Mills, Inc.	11,300	494,714
Hershey Foods Corp.	8,700	536,877
Quaker Oats Co.	4,700	428,875

		1,460,466

Household Products–0.3%
Procter & Gamble Co.	6,900	440,220

Tobacco–0.6%
Philip Morris Companies, Inc.	21,700	1,101,275

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Foundation Fund
Schedule of Investments(continued)

June 30, 2001 (Unaudited)

	Shares	Value

COMMON STOCKS–continued
ENERGY–4.4%
Energy Equipment & Services–2.0%
Baker Hughes, Inc.	19,500	$653,250
BJ Services Co. *	12,600	357,588
Cooper Cameron Corp. *	8,100	451,980
Diamond Offshore Drilling, Inc. †	13,000	429,650
ENSCO International, Inc.	11,300	264,420
Global Marine, Inc. *	15,800	294,354
Halliburton Co.	20,400	726,240
Noble Drilling Corp. *	9,900	324,225

		3,501,707

Oil & Gas–2.4%
Chevron Corp. †	6,600	597,300
Exxon Mobil Corp.	33,441	2,921,071
Texaco, Inc.	9,500	632,700

		4,151,071

FINANCIALS–9.9%
Banks–3.3%
Bank of America Corp.	31,700	1,902,951
Bank One Corp.	23,900	855,620
Fifth Third Bancorp	12,802	768,760
FleetBoston Financial Corp.	26,400	1,041,480
PNC Financial Services Group	10,200	671,058
Washington Mutual, Inc.	12,250	459,988

		5,699,857

Diversified Financials–4.8%
Charles Schwab Corp.	21,800	333,540
Citigroup, Inc.	48,574	2,566,650
Countrywide Credit Industries, Inc.	9,800	449,624
Fannie Mae	10,400	885,560
Freddie Mac	15,400	1,078,000
J.P. Morgan Chase & Co.	36,500	1,627,900
Lehman Brothers Holdings, Inc.	7,700	598,675
Morgan Stanley Dean Witter & Co.	7,100	456,033
T. Rowe Price Group, Inc.	12,400	463,636

		8,459,618

Insurance–1.8%
Allstate Corp.	17,700	778,623
American International Group, Inc.	23,225	1,997,350
St. Paul Companies, Inc.	9,100	461,279

		3,237,252

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Foundation Fund
Schedule of Investments(continued)

June 30, 2001 (Unaudited)

	Shares	Value

COMMON STOCKS–continued
HEALTH CARE–9.7%
Biotechnology–0.4%
Amgen, Inc. *	12,300	$746,364

Health Care Equipment & Supplies–1.7%
Baxter International, Inc.	12,200	597,800
Becton Dickinson & Co.	20,800	744,432
Guidant Corp. *	12,000	432,000
Medtronic, Inc.	17,730	815,757
Saint Jude Medical, Inc. *	5,100	306,000

		2,895,989

Health Care Providers & Services–1.1%
AmeriSource Health Corp., Class A *	9,200	508,760
Bergen Brunswig Corp., Class A	17,500	336,350
HCA-The Healthcare Corp.	11,600	524,204
McKesson HBOC, Inc.	12,800	475,136

		1,844,450

Pharmaceuticals–6.5%
Abbott Laboratories	30,800	1,478,708
American Home Products Corp.	14,100	824,004
Biotech Holders Trust *	10,300	1,364,750
Eli Lilly & Co.	11,300	836,200
Johnson & Johnson Co.	29,000	1,450,000
Pfizer, Inc.	91,550	3,666,578
Schering-Plough Corp.	28,200	1,021,968
Watson Pharmaceuticals, Inc. *	13,900	856,796

		11,499,004

INDUSTRIALS–6.3%
Aerospace & Defense–0.3%
Lockheed Martin Corp.	15,100	559,455

Commercial Services & Supplies–1.2%
Automatic Data Processing, Inc.	6,200	308,140
Cendant Corp. †*	34,900	680,550
Computer Sciences Corp. *	15,200	525,920
First Data Corp.	10,100	648,925

		2,163,535

Industrial Conglomerates–4.0%
General Electric Co. †	69,800	3,402,750
Honeywell International, Inc.	23,400	818,766
Minnesota Mining & Manufacturing Co.	7,900	901,390
Tyco International, Ltd.	35,853	1,953,988

		7,076,894

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Foundation Fund
Schedule of Investments(continued)

June 30, 2001 (Unaudited)

	Shares	Value

COMMON STOCKS–continued
INDUSTRIALS–continued
Machinery–0.5%
Illinois Tool Works, Inc.	7,100	$449,430
Ingersoll Rand Co.	10,100	416,120

		865,550

Road & Rail–0.3%
Union Pacific Corp.	8,000	439,280

INFORMATION TECHNOLOGY–11.3%
Communications Equipment–0.6%
Cisco Systems, Inc. *	31,500	573,300
Mcdata Corp. Class A *	28,200	494,910

		1,068,210

Computers & Peripherals–3.5%
Apple Computer *	28,500	662,625
Compaq Computer Corp.	30,300	469,347
Dell Computer Corp. *	20,900	546,535
EMC Corp. *	26,900	781,445
International Business Machines Corp.	17,700	2,000,100
Lexmark International Group, Inc., Class A *	9,200	618,700
Sun Microsystems, Inc. *	30,200	474,744
Symbol Technologies, Inc.	23,700	526,140

		6,079,636

Electronic Equipment & Instruments–0.3%
Gemstar TV Guide International, Inc. *	11,500	489,900

Semiconductor Equipment & Products–1.6%
Intel Corp.	79,000	2,310,750
Micron Technology, Inc. *	11,500	472,650

		2,783,400

Software–5.3%
BMC Software, Inc. *	9,200	207,368
Citrix Systems, Inc. *	22,000	767,800
Intuit, Inc.	32,300	1,291,677
Microsoft Corp. *	62,500	4,562,500
Oracle Systems Corp. *	26,400	501,600
Siebel Systems, Inc. *	23,100	1,083,390
Veritas Software Corp. *	14,900	991,297

		9,405,632

MATERIALS–1.1%
Chemicals–0.5%
E.I. DuPont De Nemours & Co.	18,300	882,792

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Foundation Fund
Schedule of Investments(continued)

June 30, 2001 (Unaudited)

	Shares	Value

COMMON STOCKS–continued
MATERIALS–continued
Paper & Forest Products–0.6%
Georgia-Pacific Corp.	16,000	$541,600
International Paper Co.	15,100	539,070

		1,080,670

TELECOMMUNICATION SERVICES–2.5%
Diversified Telecommunication Services–2.1%
AT&T Corp.	32,200	708,400
Qwest Communications International, Inc. *	8,832	281,476
SBC Communications, Inc.	32,800	1,313,968
Verizon Communications	27,128	1,451,348

		3,755,192

Wireless Telecommunications Services–0.4%
Sprint Corp. (PCS Group), Ser. 1 †*	25,500	615,825

UTILITIES–1.3%
Electric Utilities–1.3%
American Electric Power Co., Inc.	12,000	554,040
Duke Energy Corp.	20,700	807,507
Exelon Corp.	6,600	423,192
Southern Co.	25,500	592,875

		2,377,614

Total Common Stocks		100,270,470

	Principal Amount	Value

CORPORATE BONDS–0.6%
CONSUMER DISCRETIONARY–0.6%
Multi-line Retail–0.6%
Wal-Mart Stores, Inc., 6.875%, 08/10/2009	1,000,000	$1,039,159

U.S. GOVERNMENT & AGENCY OBLIGATIONS–1.7%
FNMA, 5.125%, 02/13/2004	3,000,000	3,016,026

U.S. TREASURY OBLIGATIONS–36.1%
U.S. Treasury Bonds:
6.00%, 02/15/2026	3,000,000	3,035,007
7.125%, 02/15/2023	3,000,000	3,440,049
7.25%, 05/15/2016	6,300,000	7,170,780

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Foundation Fund
Schedule of Investments(continued)

June 30, 2001 (Unaudited)

	Principal Amount	Value

U.S. TREASURY OBLIGATIONS–continued
U.S. Treasury Notes:
5.50%, 05/15/2009	$6,000,000	$6,054,612
5.875%, 09/30/2002-11/15/2005	10,400,000	10,721,385
6.125%, 08/15/2007	9,700,000	10,187,114
6.50%, 08/15/2005-02/15/2010	21,300,000	22,780,553

Total U.S. Treasury Obligations		63,389,500

	Shares	Value

SHORT-TERM INVESTMENTS–6.5%
MUTUAL FUND SHARES–6.5%
Evergreen Select Money Market Fund ø	7,291,376	$7,291,376
Navigator Prime Portfolio ‡	4,103,320	4,103,320

Total Short-Term Investments		11,394,696

Total Investments–(cost $174,639,070)–102.0%		179,109,851
Other Assets and Liabilities–(2.0%)		(3,495,132)

Net Assets–100.0%		$175,614,719

*	Non-income producing security.
†	All or a portion of this security is on loan.
‡	Represents investment of cash collateral received for securities on loan.
ø	The advisor of the Fund and the advisor of the money market fund are each a subsidiary of First UnionNational Bank.

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Foundation Fund
Statement of Assets and Liabilities

June 30, 2001 (Unaudited)

Assets
Identified cost of securities	$174,639,070
Net unrealized gains on securities	4,470,781

Market value of securities	179,109,851
Receivable for securities sold	1,813,373
Receivable for Fund shares sold	24,323
Dividends and interest receivable	1,269,897

Total assets	182,217,444

Liabilities
Payable for securities purchased	2,430,199
Payable for Fund shares redeemed	29,360
Payable for securities on loan	4,103,320
Advisory fee payable	10,805
Due to other related parties	1,458
Accrued expenses and other liabilities	27,583

Total liabilities	6,602,725

Net assets	$175,614,719

Net assets represented by
Paid-in capital	$184,993,100
Undistributed net investment income	1,924,803
Accumulated net realized losses on securities	(15,773,965)
Net unrealized gains on securities	4,470,781

Total net assets	$175,614,719

Shares outstanding	13,016,793

Net asset value per share	$13.49

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Foundation Fund
Statement of Operations

Six Months Ended June 30, 2001 (Unaudited)

Investment income
Dividends (net of foreign withholding taxes of $89)	$574,205
Interest	2,180,977

Total investment income	2,755,182

Expenses
Advisory fee	667,077
Administrative services fees	89,541
Transfer agent fee	304
Trustees’ fees and expenses	1,842
Printing and postage expenses	33,020
Custodian fee	22,922
Professional fees	9,194
Organization expenses	682
Other	2,875

Total expenses	827,457
Less: Expense reductions	(4,037)

Net expenses	823,420

Net investment income	1,931,762

Net realized and unrealized gains or losses on securities
Net realized losses on securities	(10,421,227)

Net change in unrealized gains or losses on securities	(6,106,514)

Net realized and unrealized losses on securities	(16,527,741)

Net decrease in net assets resulting from operations	$(14,595,979)

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Foundation Fund
Statement of Changes in Net Assets

	Six Months Ended June 30, 2001 (unaudited)	Year Ended December 31, 2000

Operations
Net investment income	$1,931,762	$3,042,338
Net realized losses on securities	(10,421,227)	(5,346,026)
Net change in unrealized gains or losses on securities	(6,106,514)	(6,746,154)

Net decrease in net assets resulting from operations	(14,595,979)	(9,049,842)

Distributions to shareholders from
Net investment income	(17,010)	(3,019,658)
Net realized gains	0	(886,673)

Total distributions to shareholders	(17,010)	(3,906,331)

Capital share transactions
Proceeds from shares sold	9,114,847	56,045,067
Payment for shares redeemed	(6,728,745)	(4,736,897)
Net asset value of shares issued in reinvestment of distributions	17,010	3,906,224

Net increase in net assets resulting from capital share transactions	2,403,112	55,214,394

Total increase (decrease) in net assets	(12,209,877)	42,258,221
Net assets
Beginning of period	187,824,596	145,566,375

End of period	$175,614,719	$187,824,596

Undistributed net investment income	$1,924,803	$10,051

Other Information:
Share increase (decrease)
Shares sold	651,178	3,632,493
Shares redeemed	(496,831)	(306,611)
Shares issued in reinvestment of distributions	1,294	265,075

Net increase in shares	155,641	3,590,957

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Foundation Fund
Notes to Financial Statements (Unaudited)

1.  ORGANIZATION

The Evergreen VA Foundation Fund (the “Fund”) is a diversified series of Evergreen Variable Annuity Trust (the “Trust”), a Delaware business trust organized on December 23, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity contracts or variable life insurance policies.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A.  Valuation of Investments

Listed equity securities are valued at the last sale price reported on the national securities exchange, where the securities are principally traded.

Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

B.  Securities Lending

The Fund may lend their securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral.

C.  Security Transactions and Investment Income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums relating to fixed-income securities held by the Fund. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

D.  Federal Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Foundation Fund
Notes to Financial Statements (Unaudited)(continued)

E.  Distributions

Distributions to shareholders from net investment income and net realized gains are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

F.  Organization Expenses

Organization expenses for the Fund are amortized to operations over a five-year period on a straight-line basis. In the event any of the initial shares of the Fund are redeemed by any holder during the five-year amortization period, redemption proceeds will be reduced by any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of the redemption. As of June 30, 2001, all organization expenses have been fully amortized.

3.  ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly owned subsidiary of First Union Corporation (“First Union”), is the investment advisor to the Fund and is paid a management fee that is calculated and paid daily. The management fee is computed at a rate of 0.745% of the average daily net assets of the Fund.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly owned subsidiary of First Union, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an administrative fee of 0.10% of the Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly owned subsidiary of First Union, is the transfer and dividend disbursing agent for the Fund.

Officers of the Fund and affiliated Trustees receive no compensation directly from the Fund.

4.  SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $111,397,586 and $103,570,004, respectively, for the six months ended June 30, 2001.

The Fund loaned securities during the six months ended June 30, 2001 to certain brokers. At June 30, 2001, the value of securities on loan and the value of collateral (including accrued interest) amounted to $3,987,770 and $4,103,320, respectively. During the six months ended June 30, 2001, the Fund earned $2,808 in income from securities lending.

On June 30, 2001, the aggregate cost of securities for federal income tax purposes was $174,639,070. The gross unrealized appreciation and depreciation on securities based on that cost was $9,274,750 and $4,803,969, respectively, with a net unrealized appreciation of $4,470,781.

As of December 31, 2000, the Fund had a capital loss carryover for federal income tax purposes of $4,708,481 expiring in 2008.

5.  EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and its custodian, a portion of the fund expenses have been reduced. The Fund received $4,037 in expense reductions. The impact of the total expense reductions on the Fund’s annualized expense ratio represented as a percentage of its average nets assets was 0.00%.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Foundation Fund
Notes to Financial Statements (Unaudited)(continued)

6.  DEFERRED TRUSTEES’ FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

7.  FINANCING AGREEMENT

The Fund and certain other Evergreen Funds share in a $775 million unsecured revolving credit commitment to temporarily finance the purchase or sale of securities for prompt delivery, including funding redemption of their shares, as permitted by each Evergreen Fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the Evergreen Funds are charged an annual commitment fee of 0.10% of the unused balance, which is allocated pro rata. For its assistance in arranging the financing agreement, First Union Capital Markets Corp. was paid a one-time arrangement fee of $150,000, which was charged to the Evergreen Funds and also allocated pro rata.

During the six months ended June 30, 2001, the Fund had no borrowings under this agreement.

8.  CHANGE IN ACCOUNTING PRINCIPLE

As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies which amends certain accounting practices and disclosures, including amortization of premiums and accretion of discounts. Accordingly, the Fund began amortizing premium and accreting discount on all fixed-income securities held by the Fund. Prior to January 1, 2001, the Fund did not amortize premiums or accrete discounts on fixed-income securities. The cumulative effect of this change in accounting policy relating to bonds held by the Fund prior to the effective date of the change and the current year effect of this change on the operating results of the Fund are insignificant to the overall financial statements of the Fund.

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Variable Annuities

NOT FDIC INSURED	May lose value No bank guarantee

Evergreen Investment Services, Inc.

58913	558955 6/01